Exhibit 99.1

XBP Europe Holdings, Inc. Completes $48 Million Financing to Fund Growth

June 27, 2024

Transaction Refinances Existing Indebtedness and Secures Incremental Liquidity to Fund Growth

Financing includes $30 million committed and $18 million accordion feature

LONDON, UK and Santa Monica, CA, June 27, 2024 (GLOBE NEWSWIRE) – XBP Europe Holdings, Inc. (“XBP Europe” or the “Company”) (NASDAQ: XBP), a pan-European integrator of bills, payments, and related solutions and services seeking to enable the digital transformation of its clients, today announced that certain of the Company’s subsidiaries have entered into a comprehensive financing agreement with HSBC UK Bank plc (“HSBC”). The new agreement refinances the Company’s UK subsidiary's existing indebtedness and provides up to $33 million of incremental liquidity. This is in addition to the current non-recourse factoring program in place by certain of the Company’s subsidiaries for up to €15 million.

“The strategic financing transaction with incremental borrowing capacity greatly enhances our liquidity and supports our runway for growth, including inorganic growth,” said Andrej Jonovic, Chief Executive Officer of XBP Europe.

The new $48 million1 financing agreement consists of: (i) a $4 million Term Loan A facility ("Term Loan A"), (ii) an $11 million Term Loan B facility ("Term Loan B" and, together with Term Loan A, the "Term Loans"), and (iii) a $15 million multicurrency revolving credit facility (the "Revolving Credit Facility"), all at an applicable reference rate plus 3.25%, plus an accordion feature for up to an additional $18 million. The Term Loans have a maturity of four years post completion, while the Revolving Credit Facility has a maturity of three years with an option to extend up to an additional year at HSBC’s discretion. The availability of the accordion is subject to HSBC’s discretion.

The proceeds from the Term Loan A and Term Loan B facility were used to repay existing indebtedness under the Company’s UK subsidiary’s prior term loans and revolving credit facilities. No penalties were incurred in connection with such repayment. The proceeds from the Revolving Credit Facility will be used for general corporate purposes.

1 Term Loan A and the Revolving Credit Facility are denominated in British Pounds, and Term Loan B is denominated in Euros. USD figures are determined based on current exchange rates of approximately GBP/USD of 1.26 and EUR/USD of 1.07.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of XBP Europe, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by XBP Europe and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against XBP Europe or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the business combination disrupts current plans and operations of XBP Europe and its subsidiaries; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XBP Europe and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that XBP Europe or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of a potential resurgence of the COVID-19 pandemic, or the occurrence of a similar outbreak; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Reports on Form 10-K filed on April 1, 2024 and, our subsequent quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date they are made. XBP Europe gives no assurance that either XBP Europe or any of its subsidiaries will achieve its expected results. XBP Europe undertakes no duty to update these forward-looking statements, except as otherwise required by law.

About XBP Europe

XBP Europe is a pan-European integrator of bills, payments and related solutions and services seeking to enable digital transformation of its more than 2,000 clients. The Company’s name – ‘XBP’ – stands for ‘exchange for bills and payments’ and reflects the Company’s strategy to connect buyers and suppliers, across industries, including banking, healthcare, insurance, utilities and the public sector, to optimize clients’ bills and payments and related digitization processes. The Company provides business process management solutions with proprietary software suites and deep domain expertise, serving as a technology and services partner for its clients. Its cloud-based structure enables it to deploy its solutions across the European market, along with the Middle East and Africa. The physical footprint of XBP Europe spans 15 countries and 32 locations and a team of approximately 1,500 individuals. XBP Europe believes its business ultimately advances digital transformation, improves market wide liquidity by expediting payments, and encourages sustainable business practices. For more information, please visit: www.xbpeurope.com.

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Source: XBP Europe Holdings, Inc.